SCHEDULE 14A
            Information Required in Proxy Statement
                         (Rule 14a-101)
                    SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                       (Amendment No.   )


Filed by the Registrant       / X /

Filed by a Party other than the Registrant     /   /

Check the appropriate box:

/   /  Preliminary Proxy Statement

/   /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ X /  Definitive Proxy Statement

/   /  Definitive Additional Materials

/   /  Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

OPPENHEIMER INTERNATIONAL BOND FUND
- -----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

PATRICIA C. FOSTER, ESQ.
- -----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/   /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
14a-6(i)(2) or Item 22(a)(2) or Schedule 14A.

/   /  $500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).

/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction
applies:
- -----------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

- -----------------------------------------------------------------

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
determined):
- -----------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- -----------------------------------------------------------------

(5)  Total fee paid:

- -----------------------------------------------------------------

/ X /  Fee paid previously with preliminary materials.

/   /  Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
$125.00
- -----------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:
PRELIMINARY 14A PROXY STATEMENT
- -----------------------------------------------------------------

(3)  Filing Party:
PATRICIA C. FOSTER, ESQ.
- -----------------------------------------------------------------

(4)  Date Filed:
JULY 16, 1996
- -----------------------------------------------------------------

              OPPENHEIMER INTERNATIONAL BOND FUND
 PROXY FOR SHAREHOLDERS MEETING TO BE HELD SEPTEMBER 26, 1996
                         CLASS A SHARES


Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

           Please detach at perforation before mailing.
- -----------------------------------------------------------------
Oppenheimer International Bond Fund
Proxy for Shareholders Meeting to be held September 26, 1996.

The undersigned Class A shareholder of Oppenheimer International Bond Fund (the "Fund") does hereby appoint Robert Bishop, George
C. Bowen, Andrew J. Donohue, Scott T. Farrar, Rendle Myer and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held September 26, 1996, at 3410 South Galena Street, Denver, Colorado, 80231 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEES
AND FOR THE PROPOSALS ON THE REVERSE SIDE.  THE SHARES
REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE
OR FOR IF NO CHOICE IS INDICATED.

Oppenheimer International Bond Fund/Proxy for Shareholders
Meeting to be held September 26, 1996

Your shareholder vote is important!

Your prompt response can save your Fund money.

Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

           Please detach at perforation before mailing.
- -----------------------------------------------------------------

1.  Election of Trustees

                                A) Robert G. Avis    F) Sam Freedman
                                B) William A. Baker  G) C. Howard Kast
                                C) Charles Conrad, Jr.    H) Robert M. Kirchner
                                D) John S. Fossel    I) Bridget A. Macaskill
                                E) Raymond J. Kalinowski  J) Ned M. Steel
                                K) James C. Swain

                  ____FOR all nominees listed   ____WITHHOLD AUTHORITY
                     except as marked to the       to vote for all nominees
                                                   listed
                     contrary. Instruction: To     above.
                     withhold authority to vote
                     for any individual nominee,
                     line out that nominee's name
                     above.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

   FOR____         AGAINST____       ABSTAIN____

3. Approval of the Investment Advisory Agreement (Proposal No. 2)

   FOR____         AGAINST____       ABSTAIN____

4.  Approval of the Class A 12b-1 Service Plan and Agreement
(Proposal No. 3)

   FOR____         AGAINST____       ABSTAIN____


                   Dated: ___________________________,1996
                          (Month)     (Day)

                                  ___________________________________
                                       Signature(s)

                                  ___________________________________
                                       Signature(s)

                                  Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

              OPPENHEIMER INTERNATIONAL BOND FUND
 PROXY FOR SHAREHOLDERS MEETING TO BE HELD SEPTEMBER 26, 1996
                         CLASS B SHARES


Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

           Please detach at perforation before mailing.
- -----------------------------------------------------------------
Oppenheimer International Bond Fund
Proxy for Shareholders Meeting to be held September 26, 1996.

The undersigned Class B shareholder of Oppenheimer International Bond Fund (the "Fund") does hereby appoint Robert Bishop, George
C. Bowen, Andrew J. Donohue, Scott T. Farrar, Rendle Myer and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held September 26, 1996, at 3410 South Galena Street, Denver, Colorado, 80231 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS ON THE REVERSE SIDE. THE SHARES REPRESENTED
HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Oppenheimer International Bond Fund/Proxy for Shareholders Meeting to be held September 26, 1996

Your shareholder vote is important!

Your prompt response can save your Fund money.

Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

           Please detach at perforation before mailing.
- -----------------------------------------------------------------

1.  Election of Trustees

   A) Robert G. Avis                  F) Sam Freedman
   B) William A. Baker            G) C. Howard Kast
   C) Charles Conrad, Jr.         H) Robert M. Kirchner
   D) John S. Fossel              I) Bridget A. Macaskill
   E) Raymond J. Kalinowski       J) Ned M. Steel
                                      K) James C. Swain

   ____FOR all nominees listed    ____WITHHOLD AUTHORITY
   except as marked to the        to vote for all nominees
  contrary.  Instruction: To     listed above.
   withhold authority to vote
   for any individual nominee,
   line out that nominee's name
   above.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

   FOR____         AGAINST____        ABSTAIN____

3.  Approval of the Investment Advisory Agreement (Proposal No. 2)

   FOR____         AGAINST____        ABSTAIN____

4. Approval of the Class B 12b-1 Distribution and Service Plan and Agreement (Proposal No. 4)

   FOR____         AGAINST____        ABSTAIN____

                   Dated: ___________________________, 1996
                          (Month)     (Day)

                          ___________________________________
                          Signature(s)

                          ___________________________________
                          Signature(s)

                          Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.





















                                                      881

              OPPENHEIMER INTERNATIONAL BOND FUND
 PROXY FOR SHAREHOLDERS MEETING TO BE HELD SEPTEMBER 26, 1996
                         CLASS C SHARES


Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

           Please detach at perforation before mailing.
- -----------------------------------------------------------------
Oppenheimer International Bond Fund
Proxy for Shareholders Meeting to be held September 26, 1996.

The undersigned Class C shareholder of Oppenheimer International Bond Fund (the "Fund") does hereby appoint Robert Bishop, George
C. Bowen, Andrew J. Donohue, Scott T. Farrar, Rendle Myer and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held September 26, 1996, at 3410 South Galena Street, Denver, Colorado, 80231 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS ON THE REVERSE SIDE. THE SHARES REPRESENTED
HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Oppenheimer International Bond Fund/Proxy for Shareholders Meeting to be held September 26, 1996

Your shareholder vote is important!

Your prompt response can save your Fund money.

Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

           Please detach at perforation before mailing.
- -----------------------------------------------------------------

1.  Election of Trustees

                   A) Robert G. Avis            F) Sam Freedman
                   B) William A. Baker          G) C. Howard Kast
                   C) Charles Conrad, Jr.       H) Robert M. Kirchner
                   D) John S. Fossel       I)  Bridget A. Macaskill
                   E) Raymond J. Kalinowski     J)  Ned M. Steel
                                      K) James C. Swain

                   ____FOR all nominees listed  ____WITHHOLD AUTHORITY
                   except as marked to the      to vote for all nominees
                   contrary. Instruction: To     listed above.
                   withhold authority to vote
                   for any individual nominee,
                   line out that nominee's name
                   above.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

   FOR____         AGAINST____        ABSTAIN____

3.  Approval of the Investment Advisory Agreement (Proposal No. 2)

   FOR____         AGAINST____        ABSTAIN____

4. Approval of the Class C 12b-1 Distribution and Service Plan and Agreement (Proposal No. 5)

   FOR____         AGAINST____        ABSTAIN____

                   Dated: ___________________________, 1996
                          (Month)     (Day)

                          ___________________________________
                          Signature(s)

                          ___________________________________
                          Signature(s)

                          Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

                 OPPENHEIMER INTERNATIONAL BOND FUND

        3410 South Galena Street, Denver, Colorado 80231

               Notice Of Meeting Of Shareholders
                 To Be Held September 26, 1996

To The Class A, Class B and Class C Shareholders of
Oppenheimer International Bond Fund:

Notice is hereby given that a Meeting of the Class A, Class B and Class C shareholders of Oppenheimer International Bond Fund (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on Thursday September 26, 1996, or any adjournments thereof (the "Meeting"), for the following purposes:

To be voted on by holders of:


Class A Shares  Class B Shares     Class C Shares
                X              X          X         (a) To elect eleven
                              Trustees to hold office until
                              the next meeting of shareholders
                              called for the purpose of electing
                              Trustees and until their successors
                               are elected and shall qualify;

                     X              X          X               (b) To ratify the selection of
                              Deloitte and Touche LLP as the
                              independent certified public
                               accountants and auditors of the
                               Fund for the periods from the Fund's
                              inception (June 15, 1995) through
                              September 30, 1996 and for the fiscal
                               year beginning October 1, 1996
                               (Proposal No.  1);

               X              X          X              (c) To approve the Investment
                              Advisory Agreement between the
                                              Fund and OppenheimerFunds, Inc.
                                   (Proposal No. 2);

     X                                             (d)  To approve the Fund's Class
                                                             A 12b-1 Service Plan and
                              Agreement (only shareholders of
                                        Class A shares vote on this
                              proposal) (Proposal No. 3);

                    X                              (e) To approve the Fund's Class
                              B 12b-1 Distribution and Service
                                                        Plan and Agreement(only
                              shareholders of Class B shares
                                         vote on this proposal) (Proposal
                                                        No. 4);

                               X                   (f) To approve the Fund's Class
                               C 12b-1 Distribution and Service
                                                       Plan and Agreement (only
                              shareholders of Class C shares
                                        vote on this proposal) (Proposal
                                                    No. 5); and

               X              X          X                   (g) To transact such other
                              business as may properly come
                                         before the Meeting, or any
                               adjournments thereof.

Shareholders of record at the close of business on July 19, 1996 are entitled to vote at the Meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposals. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

      By Order of the Board of Trustees,




    Andrew J. Donohue, Secretary
                          August 16, 1996

Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

               OPPENHEIMER INTERNATIONAL BOND FUND

        3410 South Galena Street, Denver, Colorado 80231

                        PROXY STATEMENT

                    Meeting Of Shareholders
                 To Be Held September 26, 1996


This Proxy Statement is furnished to the Class A, Class B and Class
C shareholders of Oppenheimer International Bond Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at the Meeting of Shareholders to be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M.,
Denver time, on September 26, 1996, or any adjournments thereof
(the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about August 16, 1996. For free copies of the annual and semi-annual reports covering the operations of the Fund for the period from June 15, 1995
(inception) to September 30, 1995 (the "fiscal period ended") and for the six months ended March 31, 1996, respectively, call OppenheimerFunds Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting.
The proxy will be voted in favor of the nominees for Trustees named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each of the proposals unless a choice is indicated to vote against or to abstain from voting on that proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more proposals presented for shareholder approval, including "broker non-votes")will be counted for purposes of determining the number of shares that are present and are entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal or a broker non-vote will have the same legal effect as a vote against the proposal. "Broker non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter.
If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each of the proposals.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 3410 South Galena Street, Denver, Colorado 80231; (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of July 19, 1996, the record date, there were 13,267,786.201 shares of the Fund issued and outstanding consisting of 6,725,784.653 Class A shares, 5,432,026.158 Class B shares and 1,109,975.390 Class C shares.
Each Class A, Class B and Class C share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of July 12, 1996, the only entity owning of record or known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding Class A, Class B, or Class C shares of the Fund was Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, Jacksonville, Florida 32246 which owns 359,250 class c shares (32.9%).

                      ELECTION OF TRUSTEES


At the Meeting, eleven Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless the proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a Shareholders meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.

Each of the nominees, is presently a Trustee of the Fund and, if elected, has agreed to continue to serve as Trustee.

Each of the nominees is also a trustee, director or managing general partner of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Centennial America
Fund, L.P., Oppenheimer Variable Account Funds, Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Integrity Funds,
Oppenheimer Limited-Term Government Fund, Oppenheimer Tax-Exempt
Fund, Centennial Money Market Trust, Centennial Government Trust,
Centennial New York Tax Exempt Trust, Centennial California Tax
Exempt Trust, Daily Cash Accumulation Fund, Inc., Centennial
Tax-Exempt Trust, Panorama Series Fund, Inc. and The
New York Tax-Exempt Income Fund, Inc. (together with the Fund, the "Denver Oppenheimer Funds"), except that Mr. Fossel and Ms. Macaskill are not directors or trustees of Oppenheimer Strategic Income Fund, Oppenheimer Integrity Funds and Panorama Series Fund, Inc. Ms.
Macaskill and Mr. Swain are President and Chairman, respectively, of all the Denver Oppenheimer Funds.


The nominees indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of

1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund or the Fund's investment adviser, OppenheimerFunds, Inc.(the "Manager") due to the positions indicated with the Manager or its affiliates or other positions described. The year given below indicates when the nominees first became a trustee or director of any of the Denver Oppenheimer Funds without a break in service. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. As of July 12, 1996, none of the Trustees and officers of the Fund beneficially owned shares of the Fund.


                                                    Shares                           Beneficially
Name and Other        Business Experience           Owned as of
Information           During the Past Five Years    July 12, 1996

Robert G. Avis<F1>    Vice Chairman of A.G. Edwards    None
first became a        & Sons, Inc.(a broker-dealer)
Trustee or            and A.G.Edwards, Inc.(its
Director in 1993.     parent holding company);
Age:  65              Chairman of A.G.E. Asset
                      Management and A.G. Edwards
                      Trust Company (its affiliated
                      investment adviser and trust
                      company, respectively).

William A. Baker      Management Consultant.           None
first became a
Trustee or
Director in 1966.
Age:  81

Charles Conrad, Jr.   Chairman and CEO of Universal    None
first became a        Space Lines, Inc.(a space
Trustee or            services management company);
Director in 1970.     formerly Vice President of
Age:  66              McDonnell Douglas Space
                      Systems Co. and associated
                      with the National Aeronautics
                      and Space Administration.

                                                                                     Shares
                                                    Beneficially
Name and Other        Business Experience           Owned as of
Information           During the Past Five Years    July 12, 1996

Jon S. Fossel<F1>     Chairman of the Manager; a    None
first became a        director of Oppenheimer
Trustee or            Acquisition Corporation
a director            ("OAC"), the Manager's parent
Director in 1990.     holding company, Shareholder
Age:  54              Services, Inc. ("SSI"), a
                      transfer agent subsidiary
                      of the Manager; formerly
                      President the Manager.


Sam Freedman          Formerly, Chairman and Chief     None
first became a        Executive Officer of
Trustee or            OppenheimerFunds Services,
Director in 1996.     a transfer agent division
Age:  55              of the Manager; Chairman,
                      Chief Executive Officer and
                      Director of SSI; Chairman,
                      Chief Executive Officer
                      and Director of Shareholder
                      Financial Services, Inc.
                      ("SFSI"), a transfer agent
                      subsidiary of the Manager;
                      Vice President and Director
                      of OAC; Director of the
                      Manager.


Raymond J. Kalinowski Director of Wave Technologies    None
first became a        International, Inc.(a computer
Trustee or            products training company);
Director in 1988.     Formerly Vice Chairman and a
Age:  67              director of A.G. Edwards, Inc.,
                      (parent holding company of A.G.
                      Edwards & Sons, Inc., a
                      broker-dealer, of which he was
                      Senior Vice President.)

C. Howard Kast        Formerly Managing Partner of     None
first became          Deloitte and Touche LLP,
a Trustee or          (an accounting firm).
Director in 1988.
Age:  74

Robert M. Kirchner    President of The Kirchner        None
first became a        Company (management
Trustee or            consultants).
Director in 1963.
Age:  74

                                                    Shares
                                                    Beneficially
Name and Other        Business Experience           Owned as of
Information           During the Past Five Years    July 12, 1996

Bridget A. Macaskill<F1>President, Chief Executive  None
first become a        Officer and a Director of
Trustee or            the Manager; Chairman and
Director in 1995.     a Director of SSI and SFSI;
Age:  48              President and a Director of
                      OAC, HarbourView Asset
                      Management Corporation
                      ("HarbourView"), a subsidiary
                      of the Manager and Oppenheimer
                      Partnership Holdings, Inc., a
                      holding company subsidiary of
                      the Manager; a director of
                      Oppenheimer Real Asset
                      Management, Inc.  ("Real
                      Asset");formerly Executive
                      Vice President of the Manager.

Ned M. Steel          Chartered property and           None
first became a        casualty underwriter;
Trustee or            Director of Visiting Nurse
Director in 1963.     Corporation of Colorado;
Age:  81              formerly Senior Vice President
                      and a director of Van Gilder
                      Insurance Corp. (insurance
                      brokers).

James C. Swain<F1>    Vice Chairman of the Manager;    None
first became a        formerly President and a
Trustee or            director of Centennial Asset
Director in 1969.     Management Corporation
Age:  62              ("Centennial"), an investment
                      adviser subsidiary of the
                      Manager, and formerly Chairman
                      of the Board of SSI.

<F1>

- ----------------------
 A trustee who is an "interested person" of the Fund or the Manager under the Investment Company Act.

Vote Required. The affirmative vote of a majority of the votes cast by shareholders of the Fund without regard to class is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and the Manager, which is responsible for the Fund's day-to-day operations. Two regular meetings of the Board were held in the period from June 15, 1995 (inception) to September 30, 1995 and all of the Trustees except Mr. Fossel, Ms. Macaskill and Mr. Freedman, who were elected after September 30, 1995, were present for all of those meetings. The Trustees of the Fund have appointed an Audit and Review Committee (the "Audit Committee"), comprised of Messrs. Baker (Chairman), Conrad and Kirchner, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Manager or the Fund. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund; (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Audit Committee met two times during the fiscal period ended September 30, 1995 and all members attended all of the meetings held during this period. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Fossel and Swain) receive no salary or fee from the Fund. The remaining Trustees of the Fund (excluding Mr. Freedman, who did not become a Trustee until June 27, 1996)received the compensation shown below from the Fund, during its fiscal period ended September 30, 1995, and from all 21 of the Denver Oppenheimer Funds (including the Fund and excluding Panorama Series Fund, Inc.) for which they served as a trustee, director or managing general partner. Compensation is paid for service in the positions listed beneath their names:

                                              Total
                                              Compensation
                               Aggregate      From All
                               Compensation   Denver
Name and Position              from Fund<F1>  Oppenheimer Funds<F2>

Robert G. Avis                 $0             $53,000
    Trustee
William A. Baker               $0             $73,255
    Audit and Review Committee                Chairman and Trustee
Charles Conrad, Jr.            $0             $64,309
    Audit and Review Committee                Member and Trustee
Raymond J. Kalinowski          $0             $65,000
    Risk Management Oversight
    Committee Member and Trustee
C. Howard Kast                 $0             $65,000
    Risk Management Oversight
    Committee Member and Trustee
Robert M. Kirchner             $0             $68,292
    Audit and Review Committee                Member and Trustee
Ned M. Steel                   $0             $53,000
    Trustee

- -------------------------
<F1>There were no payments to Trustees during fiscal period ended
September 30, 1995

<F2>For the 1995 calendar year, during which the Denver Oppenheimer
Funds listed in the first paragraph of this section included
Oppenheimer Strategic Investment Grade Bond Fund and Oppenheimer
Strategic Short-Term Income Fund(which ceased operations following the acquisition of their assets by other Oppenheimer Funds.)

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Bowen, Donohue, Farrar and Zack serve in a similar capacity with the other Denver Oppenheimer Funds.

Ashwin K. Vasan, Vice President and Portfolio Manager; Age 34.
     Vice President of the Manager; an officer of other
Oppenheimer funds; formerly a Securities Analyst for the Manager prior to which he was a Securities Analyst for
 Citibank, N.A.

Andrew J. Donohue, Vice President and Secretary; Age 45.
     Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a Director of Centennial; Executive Vice President, General Counsel and Director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holding, Inc.; President and a director of Real Asset; General Counsel of OAC, Executive Vice President, Chief Legal Officer and a director of
Multi-Source Servies (a broker-dealer); an officer of other
     Oppenheimer funds; formerly, Senior Vice President and Associate General Counsel of the Manager and the Distributor, Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.


George C. Bowen, Vice President, Treasurer and Assistant Secretary;
     Age 59.
     Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; Treasurer of OAC; Vice President and Treasurer of Real Asset, Chief Exective Officer,
     Treasurer and a director of Multi Source Service, Inc.; and an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 48.
     Senior Vice President and Associate General Counsel of the
     Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 37.
     Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund
     Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.


Scott T. Farrar, Assistant Treasurer; Age 30.
     Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

       RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                        (Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund, or the Manager selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the periods from June 15, 1995 (inception) through September 30, 1996 and for the fiscal year beginning October 1, 1996. Deloitte also serves as auditors for the Manager and certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the Class A, Class B, and Class C shareholders' vote voting in the aggregate to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting, but they will have the opportunity to make a statement if they desire to do so. They will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Deloitte as auditors of the Fund.

           APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                         (Proposal No. 2)


The Fund has an Investment Advisory Agreement dated June 5, 1995, with the Manager (the "Agreement") which was submitted to and approved by the Manager as the Fund's initial sole shareholder, and by the Fund's Board of Trustees at a meeting held February 28, 1995. At the time the Agreement was entered into, the Manager's name was Oppenheimer Management Corporation but the Manager's name was changed to OppenheimerFunds, Inc. in January, 1996. The Fund is submitting the Agreement to shareholders for approval at this meeting which is the first-convened shareholders meeting. A copy of the Agreement is appended hereto as Exhibit A. The Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operation of the Agreement ("Independent Trustees"), approved the terms of the Agreement between the Fund and the Manager. If approved by the shareholders at this meeting, the Agreement will continue in effect until December 31, 1996, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act. In considering whether to approve the Agreement, the Board requested and evaluated information necessary to make an informed determination.

Under the Agreement, the management fee payable monthly to the Manager is computed on the net assets of the Fund as of the close of business each day at the annual rates of 0.75% of the first $200 million of net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% on the next $200 million; 0.60% on the next $200 million and 0.50% of net assets in excess of $1 billion.

For the fiscal period ended September 30, 1995, the Fund paid a management fee of $8,252 under the Agreement. The Manager also acts as investment adviser to seven other funds that have investment objectives similar to that of the Fund. A list of those funds, their net assets and advisory fee rates paid by those funds is included as Exhibit B to this Proxy Statement. The Manager also receives $1,500 per annum to prepare the income tax return for the Fund.

OppenheimerFunds Services ("OFS"), is the transfer agent for the Fund and received $860 from the Fund for such services during the fiscal period ended September 30, 1995. If the Agreement is approved, OFS will continue to act as transfer agent for the Fund.

Under the Agreement, the Manager supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Manager under the Agreement or by the distributor of the Fund's shares are paid by the Fund. The Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The Agreement contains no expense limitation. However, independently of the Agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and any extraordinary non-recurring expenses, such as litigation) shall not exceed the most stringent applicable regulatory limitation. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under this expense limitation. As in the case of some of the funds listed in Exhibit B, the Manager reserves the right to change or eliminate this expense limitation at any time.

The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part in performing the services required by the Agreement. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

Brokerage Provisions of the Agreement. One of the duties of the Manager under the Agreement is to arrange the portfolio transactions for the Fund. The Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Agreement to employ brokers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter and purchases from dealers include a spread between the bid and asked price.

Under the Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices. Subject to the provisions of the Agreement, the procedures and rules described above, allocations of brokerage are made by Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. No brokerage commissions were paid to any broker affiliated with either the Fund or the Manager during the fiscal period ended September 30, 1995.

Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price. Options commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board permits the Manager to use concessions on fixed-price offerings of fixed income securities to obtain research in the same manner as for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the Independent Trustees, annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

The Manager and the Distributor. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its Investment Advisory Agreement with the Fund. OppenheimerFunds Distributor, Inc., (the "Distributor") a wholly-owned subsidiary of the Manager, is the general distributor of the Fund's shares.

The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $50 billion as of June 30, 1996, and with more than three million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111.
OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At June 30, 1996, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 526,105 shares of Class B voting stock, and
(iii) 1,328,053 shares of Class C non-voting stock. This collectively represented 84.0% of the outstanding common stock and 92.3% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 598,704 shares of the Class B voting stock, representing 12.5% of the outstanding common stock and 6.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 627,362 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Ms. Macaskill and Messrs. Fossel and Swain who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period September 1, 1994 to March 31, 1996, the only transactions by persons who serve as Trustees of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800 and Mr. Freedman, who surrendered to OAC 45,474 stock appreciation rights issued in tandem under the Class C OAC options, for a cash payment of $4,497,833.34. Mr. Freedman no longer holds any OAC stock or options, and is no longer affiliated with the Manager or any of its affiliates.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Jon S. Fossel, Chairman; Bridget A. Macaskill, Chief Executive Officer, President and a director; Donald W. Spiro, Chairman Emeritus; Robert G. Galli, Vice Chairman, James C. Swain, Vice Chairman; Robert C. Doll, Executive Vice President and a director; O. Leonard Darling, Janess Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; Tilghman G. Pitts III, Executive Vice President; Andrew J. Donohue, Executive Vice President, General Counsel and a director; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert Patterson, Richard H. Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the three offices of the Manager: Two World Trade Center, New York, New York 10048-0203; 3410 South Galena Street, Denver, Colorado 80231-5099 and 350 Linden Oaks, Rochester, New York 14625-2807.

Considerations by the Board of Trustees. The Agreement was approved and adopted by the Board, including the Independent

Trustees, when the Fund was being organized. The Manager advised the Board at that time that the proposed investment advisory fee was fair and reasonable and was expected to provide adequate compensation to the Manager in light of the operations of the Fund and the Manager's duties and responsibilities under the Agreement. The Board also recognized that the terms and conditions of the Agreement were substantially the same as the terms and conditions in the other investment advisory agreements between the Manager or its affiliates with the other Denver Oppenheimer Funds. The Board also noted that the investment advisory fee rate was the same fee rate charged to a number of similar mutual funds in the Denver complex.


In their deliberations, the Board of Trustees including the Independent Trustees took cognizance of extensive information and materials which the Manager had recently provided to them in connection with their annual review of the investment advisory agreements and investment advisory fee rates for the other Oppenheimer funds and data reviewed on other recent occasions when the Board and the Independent Trustees considered investment advisory fee rate increases requested by the Manager with respect to other funds. That information included data as to the financial stability and qualifications of the Manager and its personnel, the nature, quality and extent of the services rendered and the Manager's commitment to its mutual fund advisory business. The Trustees also considered the extent to which the Manager had expanded its personnel and other services dedicated to portfolio management functions.

Analysis of Nature, Quality and Extent of Services. The Independent Trustees considered, among other factors: (1) the necessity of the Manager maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; (2) the investment record of the Manager in managing investment companies for which it acts as investment adviser; (3) the Manager's overall profitability; (4) possible economies of scale which the Manager passes on to the Fund; (5) data as to advisory fees of other investment companies not advised by the Manager but believed to be in the same overall investment category as the Fund; (6) other benefits to the Manager from serving as investment manager to the Fund, as well as benefits to its affiliate acting as principal underwriter and its division acting as transfer agent to the Fund;
(7) current and developing conditions in the financial services industry, including the entry into the industry of larger and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; (8) the financial resources of the Manager and the desirability of appropriate incentives to assure that the Manager will continue to furnish high quality services to the Fund; and (9) the higher costs of doing business and investing in foreign countries and foreign markets.

Analysis of Profitability of the Manager.   The Independent
Trustees considered information provided by the Manager regarding its profitability and also considered comparative information relating to the profitability of other mutual fund investment managers.

Determination by the Independent Trustees and the Board of Trustees. After completion of its review, the Independent Trustees recommended that the Board of Trustees approve, and the Board unanimously approved, the Agreement.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of the Fund is required for approval of the Agreement; the classes do not vote separately. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. The Board of Trustees recommends a vote in favor of approving the Investment Advisory Agreement.

               APPROVAL OF THE FUND'S CLASS A 12b-1
                    SERVICE PLAN AND AGREEMENT
                         (Proposal No. 3)

NOTE: This Proposal applies to Class A Shareholders only.

Class A shares were first offered to the public on June 15, 1995. At that time, the Fund had adopted a Service Plan and Agreement for Class A shares pursuant to Rule 12b-1 of the Investment Company Act, in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee to reimburse the Distributor for all or a portion of its costs incurred in providing personal service and maintenance of accounts that hold Class A shares. The Manager, as the sole initial shareholder of the Fund's Class A shares, approved the Service Plan for the Class A shares of the Fund (the "Service Plan") under Rule

12b-1 of the Investment Company Act. At a meeting of the Fund's Board of Trustees held February 28, 1995, the Fund's Board of Trustees, including a majority of the Independent Trustees, approved the Service Plan, and determined to recommend the Service Plan for approval by the Class A shareholders. The Service Plan was renewed for one year on October 24, 1995. A copy of the Service Plan is attached as Exhibit C to this Proxy Statement. The Service Plan is being submitted to shareholders for approval at the meeting which is the first convened shareholders meeting.

If the Class A shareholders approve this proposal, the Service Plan shall, unless terminated as described below, continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class A shares. The Service Plan may not be amended to increase materially the amount of payments to be made without approval by the Class A shareholders. All material amendments must be approved by the Independent Trustees.

Description of the Service Plan. Under the Service Plan, the Fund reimburses the Distributor quarterly for all or a portion of its costs incurred in connection with the service and maintenance of shareholder accounts that hold Class A Shares of the Fund. The Distributor is reimbursed for quarterly payments made to certain dealers, brokers, banks or other persons or entities ("Recipients") that have rendered personal services in connection with the personal service and maintenance of shareholder accounts. Such services may include but are not limited to answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plan and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. Payments by the Distributor to Recipients will be made quarterly and computed as of the close of business each day at an annual rate not to exceed 0.25% of the net assets of Class A shares of the Fund held in accounts of the Recipient or its customers. The Service Plan has the effect of increasing annual expenses of Class A shares of the Fund by up to 0.25% of the class's average annual net assets from what its expenses would be otherwise. Currently, the

Distributor is not permitted to retain any part of the payments made by the Fund under the Service Plan.


Under the Service Plan, the Board may determine that no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Class A Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets. Any expenses accrued under the Service Plan by the Distributor in one fiscal quarter of the Fund may not be paid from service fees received from the Fund in subsequent periods. Thus, if the Service Plan were terminated, no amounts (other than amounts accrued prior to termination but not yet paid) would be owed by the Fund to the Distributor or to Recipients. In addition, Service Plan fees received from the Fund may not be used to pay any interest expense, carrying charges or other financial costs, or allocation of overhead of the Distributor.


For fiscal period ended September 30, 1995, payments under the Service Plan totaled $1,750, all of which was paid by the Distributor to Recipients, including $32 to an affiliate.

Additional Information. While the Service Plan is in effect, the Treasurer of the Fund shall provide a written report to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to the Service Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. Each report, including the allocations on which such payments are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. The Service Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Analysis of the Service Plan by the Board of Trustees. In considering whether to recommend the Class A Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Service Plan will benefit the Fund and its Class A shareholders by providing financial incentives to financial intermediaries to attract new Class A shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to retain existing investments and attract new investments. The Service Plan should enable the Fund to be competitive with similar funds, including funds which impose sales charges, that provide financial incentives to institutions that direct investors to such funds, and which provide shareholder servicing and administrative services.

The Board concluded that it is likely that the Service Plan will benefit Class A shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Service Plan might be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class A shareholders should benefit from reduced Class A expenses per share because the effective investment advisory fee rate will decline as assets increase under the proposed Investment Advisory Agreement. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.


Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of distribution payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, the Fund may not grow and expenses may remain higher on a per share basis that those of competing funds. The Service Plan is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the implementation of the Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Service Plan would be in the best interests of the Fund, and that its implementation and continuation has a reasonable likelihood of benefiting the Fund and its Class A shareholders. In its annual review of the Service Plan, the Board will consider the continued appropriateness of the Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act and the Service Plan, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class A shares is required for approval of the Service Plan for this class. The requirements for such "majority" vote under the Investment Company Act are as described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve previous payments by the Fund under the Service Plan and to approve the Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.


        APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
                  AND SERVICE PLAN AND AGREEMENT
                         (Proposal No. 4)

NOTE: This Proposal applies to Class B Shareholders only.

Class B shares were first offered to the public on June 15, 1995. At that time, the Fund had adopted a Distribution and Service Plan and Agreement for Class B shares pursuant to Rule 12b-1 of the Investment Company Act (the "Class B Plan"), in conformity with the NASD Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund's Class B shares, approved the Class B Plan. At a meeting of the Fund's Board of Trustees held April 18, 1995, the Fund's Board of Trustees, including a majority of the Independent Trustees, approved the Class B Plan and determined to recommend the Class B Plan for approval by the Class B shareholders. The Class B Plan was renewed for one year on October 24, 1995. A copy of the Class B Plan is attached as Exhibit D to this Proxy Statement. The Class B Plan is being submitted to shareholders for approval at this meeting which is the first convened shareholders meeting.

Description of the Class B Distribution and Service Plan. Under the Class B Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

The Class B Plan provides for payments for two different distribution related functions. The Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for personal services to Class B shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Class
B Plan to retain service fee payments to compensate it for rendering such services.


Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount not to exceed 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate not to exceed 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. The Distributor retains the service fee during the first year shares are outstanding. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.


The Class B Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class B shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells the Fund's Class B shares,
(ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, and (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class B shares, and (iv) paying certain other distribution-related expenses. The other distribution assistance in connection with the sale of Class B shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, and providing such other information and services in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor retains the asset-based sales charge as compensation for its services described above. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund.

The Class B Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Class B Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board after termination.

The Class B Plan has the effect of increasing annual expenses of Class B shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the Class B Plan for the period ended September 30, 1995 were $3,267 (1.00% of the Fund's average net assets represented by Class B shares during that period on an annualized basis), which the Distributor retained.

If the Class B shareholders approve this Proposal, the Class B Plan shall, unless terminated as described below, continue in effect from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance.
The Class B Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class B shares. The Class B Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Reports. While this Class B Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Class B shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of Section 3 of the Class B Plan have been complied with.

Additional Information. The Class B Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Class B Plan, the Board may determine that no payment will be made to the Distributor or any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Class B Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Class B Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Class B Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Class B Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Class B Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board concluded that it is likely that because the Class B Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class B shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Class B Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. If the Fund grows as anticipated, the Class B shareholders should benefit as Fund assets increase to the point where the lower investment advisory fee rate will become effective. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, the Fund may not grow and expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Class B Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Class B Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Class B Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Class B Plan, the Board will consider the continued appropriateness of the Class B Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class B shares is required for approval of the Class B Plan. The requirements for such "majority" vote under the Investment Company Act are as described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve previous payments made under the Class B Plan and to approve the Class B Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.


        APPROVAL OF THE FUND'S CLASS C 12b-1 DISTRIBUTION
                  AND SERVICE PLAN AND AGREEMENT
                         (Proposal No. 5)

NOTE: This Proposal applies to Class C Shareholders only.

Class C shares were first offered to the public on June 15, 1995.

At that time, the Fund had adopted a Distribution and Service Plan and Agreement for Class C shares pursuant to Rule 12b-1 of the Investment Company Act (the "Class C Plan"), in conformity with the NASD Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund's Class C shares approved the Class C Plan. At a meeting of the Fund's Board of Trustees held April 18, 1995, the Fund's Board of Trustees, including a majority of the Independent Trustees, approved the Class C Plan, and determined to recommend the Class C Plan for approval by the Class C shareholders. The Class C Plan was renewed for one year on October 24, 1995. A copy of the Class C Plan is attached as Exhibit E to this Proxy Statement. The Class C Plan is being submitted to shareholders for approval at this meeting which is the first convened shareholder meeting.

Description of the Class C Distribution and Service Plan. Under the Class C Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class C Shares and the personal service and maintenance of accounts that hold Class C shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class C shares of the Fund.

The Class C Plan provides for payments for two different distribution related functions. The Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for personal services to Class C shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class C shareholder accounts may include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Class
C Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class C shares are outstanding, following the purchase of shares, in an amount not to exceed 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate not to exceed 0.25% of the net asset value of Class C shares held in accounts of the Recipient or its customers. The Distributor retains the service fee during the first year shares are outstanding. In the event Class C shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.


The Class C Plan also provides that the Fund will pay the Distributor on a quarterly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class C shares. The Distributor retains the asset-based sales charge during the first year shares are outstanding. The Distributor pays the asset-based sales charge to the Recipient as an ongoing commission and for distribution services rendered with respect to Class C shares that have been outstanding for more than one year. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class C shares may include: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells the Fund's Class C shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C shares by Recipients, and (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class C shares, and (iv) paying certain other distribution-related expenses. The other distribution assistance in connection with the sale of Class C shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class C shareholders and providing such other information and services in connection with the distribution of Class C shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 0.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor retains the asset-based sales charge during the first year shares are outstanding as compensation for its services described above. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund.

The Class C Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class C shares sold prior to termination of the Class C Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board after termination.

The Class C Plan has the effect of increasing annual expenses of Class C shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the Class C Plan for the period ended September 30, 1995 were $282 (1.00% of the Fund's average net assets represented by Class C shares during that period on an annualized basis), which the Distributor retained.

If the Class C shareholders approve this Proposal, the Class C Plan shall, unless terminated as described below, continue in effect from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance.
The Class C Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class C shares. The Class C Plan may not be amended to increase materially the amount of payments to be made without approval by Class C shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Reports. While this Class C Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Class C shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of Section 3 of the Class C Plan have been complied with.

Additional Information. The Class C Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Class C Plan, the Board may determine that no payment will be made to the Distributor or any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Class C Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Class C Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Class C Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Class C Plan benefits the Fund and its Class C shareholders by providing financial incentives to financial intermediaries to attract new Class C shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Class C Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board concluded that it is likely that because the Class C Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class C shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Class C Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. If the Fund grows as anticipated, the Class C shareholders should benefit as Fund assets increase to the point where the lower investment advisory fee rate will become effective.

Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.


Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, the Fund may not grow and expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Class C Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Class C Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Class C Plan is in the best interests of the Fund, and that its implementation and continuation has a reasonable likelihood of benefiting the Fund and its Class C shareholders. In its annual review of the Class C Plan, the Board will consider the continued appropriateness of the Class C Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class C shares is required for approval of the Class C Plan. The requirements for such "majority" vote under the Investment Company Act are as described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve previous payments made under the Class C Plan and to approve the Class C Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

                RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the Shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                          OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


                                By Order of the Board of Trustees,



                                Andrew J. Donohue, Secretary
August 16, 1996